UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       November 4, 2005 (November 3, 2005)


                                 INVESTOOLS INC.
              Exact Name of Registrant as Specified in its Charter


       DELAWARE                        0-31226                   76-0685039
(State of Incorporation              (Commission              (I.R.S. Employer
   or Organization)                  File Number)            Identification No.)

      13947 SOUTH MINUTEMAN DRIVE, DRAPER UTAH                     84020
       Address of Principal Executive Offices                     Zip Code


                                 (801) 816-6913
                         Registrant's telephone number,
                              including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02   Results of Operations and Financial Condition.

On November 3, 2005, the Company issued a press release announcing its financial results for the three months ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

99.1        Press release dated November 3, 2005, issued by INVESTools Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INVESTOOLS INC.


                                            By:/s/   Ida K. Kane
                                               ---------------------------------
                                                     Ida K. Kane
                                                     Chief Financial Officer

Dated: November 4, 2005


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                                INDEX TO EXHIBITS


Exhibit Number   Exhibit
99.1             Press Release dated November 3, 2005, issued by INVESTools Inc.